Putnam
Minnesota
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam Minnesota Tax Exempt Income Fund delivered positive absolute and above-average relative returns during the fiscal year ended May 31, 2002. These results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Putnam Minnesota Tax Exempt Income Fund's fiscal year, which ended May 31, 2002, included major historic events and a changing interest-rate environment. Your fund navigated these changes successfully and outperformed the average for its Lipper peer group over the period. While the fund slightly underperformed its benchmark, the Lehman Municipal Bond Index, we believe this reflects the fact that the index is composed of a nationwide cross-section of municipal bonds with exposure to a larger number of opportunities than any single-state fund. Moreover, with the help of Putnam's in-house research team, the fund invests in lower-rated and unrated bonds that are not part of the benchmark, and uses other strategies that are not reflected in the index. These strategies benefited the fund, especially during the closing half of the fiscal year.

Total return for 12 months ended 5/31/02

       Class A         Class B          Class M
     NAV     POP      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
    6.36%   1.26%    5.80%  0.79%    6.16%   2.75%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* DEMAND INCREASED FOR MUNICIPAL BONDS

The first part of the fiscal year saw slowing economic activity and corporate layoffs. The Federal Reserve Board cut short-term rates six times during the period in its efforts to avert a recession. The terrorist attacks of September 11 and the collapse of Enron were followed by a series of short-lived peaks and valleys in interest rates and bond prices. In January, when the economy seemed to be in an upturn, the Federal Reserve shifted to a neutral stance. However, since May 2001, long-term interest rates are relatively unchanged, while short-term rates are about one percentage point lower than they were at the beginning of the year. Meanwhile, the intense stock market volatility of the past two years has tended to draw investors back into the fixed-income markets, seeking more conservative investments. Since tax-free bonds tend to be less volatile than taxable issues, the result has been an overall increase in demand for municipal bonds, providing some price support during this unsettled period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care         21.7%

Housing              8.4%

Power                4.5%

Education            4.5%

Paper &
forest               4.0%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


* FUND BENEFITED FROM INVERSE FLOATERS,  HIGH- YIELD BONDS

Since short-term interest rates were declining throughout most of the fiscal period, the fund's inverse floaters improved its income stream. These specialized bonds pay interest that actually rises as short-term rates fall. Once interest rates start to rise again, the income advantage these securities provide will diminish.

The higher coupons available from unrated and lower-rated bonds also made a positive contribution to the fund's performance during the period. While the overall direction of interest rates was down during the period, a line graph charting interest rates during the past 12 months would include many ups and downs, and a graph of long-term rates would show virtually no net progress for the period. Thus, for the most part, the only bond investors with capital gains during the year were those who managed to buy low at each trough and sell high at each peak -- a strategy that would have required phenomenal foresight and generated high trading costs. During such periods, we believe the best strategy is to look for income from well-financed municipal bonds rather than focusing on appreciation potential to generate returns.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 45.7%

Aa/AA -- 25.7%

A -- 7.5%

Baa/BBB -- 8.8%

Ba/BB -- 8.7%

B/Other -- 1.2%

VMIG1/A1 -- 2.4%

Footnote reads:
*As a percentage of market value as of 5/31/02. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam Minnesota Tax Exempt Income Fund seeks to provide high current income free from federal and Minnesota state income taxes, consistent with the preservation of capital. It is suitable for Minnesota investors seeking tax-free income through a diversified portfolio of municipal bonds.

During the fiscal year, many of the fund's best-performing bonds were in the high-yielding health-care industry, which continues to be the largest sector represented in the portfolio. Several years ago, when many hospital systems and nursing homes were viewed as high-risk, Putnam's research team helped us identify individual issues that seemed promising. The health-care sector has since been experiencing a recovery, and it proved to be a bright spot in the aftermath of the attacks on September 11. A combination of high yields and improving fundamentals has intensified demand for these issues.

More recently, the airline industry has become increasingly attractive, as improved security has begun to make people more comfortable with air travel, while assistance from the federal government has helped rescue the industry financially. Of course, given the possibility of another terrorist incident, we don't expect the airline industry to be back to its former strength in the near future. The fund's best-performing bond in the second half of the fiscal year was one issued on behalf of Northwest Airlines at 7%, maturing in 2025. The proceeds are being used for improvements to Minneapolis and St. Paul Airport, Northwest's primary base.

* LOW INTEREST RATES MAKE CALL PROTECTION HIGH PRIORITY

During the latter part of the fiscal year, when interest rates were near all-time lows, bonds issued at higher interest rates were much in demand, even as their supply diminished. Just like homeowners who are anxious to refinance mortgages when interest rates decline, many municipalities want to call back their old, high-interest bonds and issue new ones at lower rates. Our research department studies the fine print in bond issues and helps us schedule call dates as well as maturity dates of portfolio securities to avoid interruptions to the fund's income stream.

Bonds that cannot be called are hard to find in Minnesota, partly as a result of the state's high credit rating, because municipalities in Minnesota don't have to work as hard to attract investors as they do in states with lower status. Consequently, in May, we were pleased to be able to add a $2.1 million issue of non-callable revenue bonds issued by the University of Minnesota. The bonds were rated Aa2 by Moody's and AA by Standard & Poor's; they were issued at a rate of 5.75%, maturing in 2017. At the same time, we sold $2.0 million Northern Minnesota Municipal Power revenue bonds, maturing in 2020, with a call date in January 2009. These bonds were issued at 4.75% and were rated AAA because they were insured.

With this trade, the fund sold a callable, insured bond with a lower rate issued on behalf of a utility, and acquired one issued on behalf of a leading university, with a higher rate and no call date. Our credit analysis indicates that the University of Minnesota is financially strong in its own right and, in addition to being more diversified in terms of call protection and yield, the fund is now more diversified in terms of ratings and sector. Each time we execute a trade, we try to expand the fund's diversification in as many ways as possible.

Given the current level of economic uncertainty, we believe diversification is a crucial strategy. If bonds in one sector, rating group, or maturity range are performing well at the time, it is tempting to emphasize that area, but an unforeseen event or sudden market swing can have a strong effect on a portfolio that is heavily weighted in one direction or the other. Even yield, which is a primary goal at all times for any fixed-income fund, may shift in priority in different market conditions. Consequently, while we make strategic shifts in portfolio composition, increasing or decreasing weightings, we do so within the context of prudent diversification.

* OUTLOOK FOR STRONGER ECONOMY, RISING RATES EARLY IN 2003

As of the end of your fund's fiscal year, the Fed had stopped easing interest rates and is likely to begin tightening at some point, although it is unclear when this will happen. The Fed could maintain its current neutral policy into the beginning of 2003, at which point rate increases could be more substantial than most analysts are expecting. Right now, conflicting reports are making it difficult to determine when corporate profits will improve. Moreover, the fallout from Enron's accounting problems is casting a shadow over the financial markets as a whole, and the bond market in particular. In this environment, we continue to put somewhat greater emphasis on lower-rated securities and less emphasis on top-rated, shorter-term bonds -- AAA-rated issues in the 5- and 10-year range -- which we believe would suffer the most if interest rates rise in the coming year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly. Although the investments are diversified among several different issuers within the state, they may all be affected by common economic forces and other factors.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                       Class A           Class B          Class M
(inception dates)    (10/23/89)         (7/15/93)         (4/3/95)
                    NAV      POP       NAV    CDSC       NAV    POP
------------------------------------------------------------------------------
1 year             6.36%    1.26%     5.80%   0.79%     6.16%   2.75%
------------------------------------------------------------------------------
5 years           26.84    20.77     22.92   20.94     25.10   21.04
Annual average     4.87     3.85      4.21    3.88      4.58    3.89
------------------------------------------------------------------------------
10 years          72.09    63.84     60.53   60.53     66.78   61.29
Annual average     5.58     5.06      4.85    4.85      5.25    4.90
------------------------------------------------------------------------------
Annual average
(life of fund)     6.08     5.67      5.31    5.31      5.71    5.43
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                          Lehman Municipal         Consumer
                             Bond Index           price index
------------------------------------------------------------------------------
1 year                         6.50%                 1.13%
------------------------------------------------------------------------------
5 years                       35.59                 12.12
Annual average                 6.28                  2.31
------------------------------------------------------------------------------
10 years                      92.26                 28.49
Annual average                 6.76                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                 7.31                  2.88
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 50 funds in the Lipper Minnesota Municipal Debt category over the 12 months ended 5/31/02 was 5.52%. Over the 5- and 10-year periods ended 5/31/02, annualized returns for the category were 4.93% and 5.79%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/92

                Fund's class A       Lehman Municipal      Consumer price
Date             shares at POP          Bond Index             index

5/31/92             9,525                 10,000              10,000
5/31/93            10,550                 11,197              10,322
5/31/94            10,896                 11,473              10,558
5/31/95            11,468                 12,521              10,895
5/31/96            11,963                 13,094              11,210
5/31/97            13,047                 14,180              11,460
5/31/98            13,932                 15,511              11,654
5/31/99            14,211                 16,236              11,897
5/31/00            14,178                 16,096              12,276
5/31/01            15,476                 18,053              12,706
5/31/02           $16,384                $19,226             $12,849

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,053 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,678 ($16,129 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/02

                          Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                    12              12              12
------------------------------------------------------------------------------
Income 1                $0.43450        $0.37589        $0.407933
------------------------------------------------------------------------------
Capital gains 1             --              --              --
------------------------------------------------------------------------------
  Total                 $0.43450        $0.37589        $0.407933
------------------------------------------------------------------------------
Share value:          NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/01              $8.73   $9.17        $8.70      $8.72   $9.01
------------------------------------------------------------------------------
5/31/02               8.84    9.28         8.82       8.84    9.14
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                4.88%   4.64%        4.22%      4.58%   4.43%
------------------------------------------------------------------------------
Taxable
equivalent 3          8.62    8.20         7.46       8.09    7.83
------------------------------------------------------------------------------
Current
30-day SEC
yield 4               4.41    4.20         3.75       4.12    3.98
------------------------------------------------------------------------------
Taxable
equivalent 3          7.79    7.42         6.63       7.28    7.03
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.42% federal and Minnesota combined tax rate for 2002. Results for subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A            Class B           Class M
(inception dates)   (10/23/89)         (7/15/93)          (4/3/95)
                   NAV      POP       NAV    CDSC        NAV    POP
------------------------------------------------------------------------------
1 year            6.51%    1.41%     5.97%   0.97%      6.32%   2.91%
------------------------------------------------------------------------------
5 years          26.46    20.44     22.57   20.60      24.73   20.71
Annual average    4.81     3.79      4.15    3.82       4.52    3.84
------------------------------------------------------------------------------
10 years         71.18    63.04     59.66   59.66      65.89   60.48
Annual average    5.52     5.01      4.79    4.79       5.19    4.84
------------------------------------------------------------------------------
Annual average
(life of fund)    6.10     5.70      5.34    5.34       5.73    5.46
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Minnesota Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Minnesota Tax Exempt Income Fund (the "fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 2002



THE FUND'S PORTFOLIO
May 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
District of Columbia (0.3%)
-------------------------------------------------------------------------------------------------------------------
$           500,000 DC, Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1           $    504,375

Louisiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
            750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P             750,938

Minnesota (95.0%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Anoka Cnty., Hsg. & Redev. Auth. Hsg. Dev. G.O.
                    Bonds, AMBAC, 5s, 1/1/28                                              Aaa             1,008,425
          2,000,000 Anoka-Hennepin, G.O. Bonds (Indpt. School Dist.
                    No. 11 Classroom Enhancement), Ser. A, 5s, 2/1/11                     Aa1             2,127,500
                    Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                    Country Hlth. Svcs.)
          1,200,000 5 5/8s, 9/1/21                                                        A               1,198,500
          1,760,000 5 5/8s, 9/1/15                                                        A               1,788,600
          1,560,000 Big Lake, G.O. Bonds (Indpt. School Dist. 728), Ser. C,
                    FSA, 5s, 2/1/21                                                       Aaa             1,550,250
          1,830,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical, Inc.),
                    10 1/4s, 9/1/20                                                       BB/P            1,942,289
          1,050,000 Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                    5.9s, 10/1/26                                                         BBB-              952,875
                    Cohasset, VRDN (Pwr. & Lt.)
          1,000,000 (Project A), 1 1/2s, 6/1/20                                           A-1+            1,000,000
          1,515,000 (Project B), 1 1/2s, 6/1/13                                           A-1+            1,515,000
          1,000,000 Duluth, Econ. Dev. Auth. Gross Rev. Bonds
                    (Duluth Entertainment), AMBAC, 6.3s, 11/1/22                          Aaa             1,039,700
                    Duluth, Econ. Dev. Auth. Healthcare Fac. Rev. Bonds
          1,000,000 (BSM Properties, Inc.), Ser. A, 7.6s, 12/1/11                         Baa2            1,145,000
          1,000,000 (Duluth Clinic), 5 7/8s, 12/1/28                                      BB/P              867,500
            750,000 East Grand Forks, Rev. Bonds (American Crystal Sugar),
                    Ser. A, 6s, 4/1/18                                                    BBB+              759,375
          1,000,000 Elk River, G.O. Bonds (Indpt. School Dist. No. 728),
                    Ser. A, MBIA, 5s, 2/1/19                                              Aaa             1,006,250
          1,440,000 Hennepin Cnty., G.O. Bonds, Ser. A, 5 1/8s, 12/1/19                   Aaa             1,458,000
          1,000,000 Hutchinson, G.O. Bonds (Indpt. School Dist. No. 423),
                    Ser. A, 5 3/4s, 2/1/13                                                Aa1             1,075,000
          1,565,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            1,635,425
          1,000,000 Intl. Falls, Poll. Ctr. Rev. Bonds (Boise Cascade Corp.),
                    5.65s, 12/1/22                                                        BB+               890,000
          2,610,000 Itasca Cnty., Indpt. School Dist. G.O. Bonds, FSA,
                    5s, 2/1/15                                                            AAA             2,701,350
          2,000,000 Martin Cnty., Hosp. Rev. Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BBB-/P          1,937,500
          1,550,000 Medford, G.O. Bonds (Indpt. School Dist. No. 763),
                    Ser. A, FSA, 5 1/2s, 2/1/31                                           Aaa             1,579,063
                    Minneapolis, G.O. Bonds
          2,000,000 (Sports Arena), 5.2s, 10/1/24                                         AAA             2,007,500
          1,500,000 Ser. B, 5 1/8s, 12/1/24                                               AAA             1,500,000
          1,500,000 (Sports Arena), 5 1/8s, 10/1/20                                       AAA             1,513,125
                    Minneapolis, Rev. Bonds
          1,190,000 (East Bank Project), GNMA Coll., 5 3/4s, 10/20/42                     Aaa             1,191,488
          1,000,000 (Bottineau Commons Project), GNMA Coll.,
                    5.45s, 4/20/43                                                        Aaa               993,750
                    Minneapolis, Rev. Bonds (Walker Methodist Sr. Svcs.)
          1,650,000 Ser. A, 6s, 11/15/28                                                  BB-/P           1,404,563
          1,000,000 Ser. C, 6s, 11/15/28                                                  BB-/P             851,250
                    Minneapolis & St. Paul, Cmnty. Arpt. Rev. Bonds
          1,800,000 Ser. C, FGIC, 5 1/2s, 1/1/16                                          Aaa             1,903,500
          1,200,000 (Northwest Airlines, Inc.), Ser. A, 7s, 4/1/25                        B+/P            1,080,000
                    Minneapolis & St. Paul, Hsg. & Redev. Auth. Healthcare
                    Syst. Rev. Bonds
          2,000,000 (HealthOne Obligated Group), Ser. A, MBIA, 6 3/4s,
                    8/15/14                                                               Aaa             2,014,100
          1,000,000 (Childrens Healthcare), Ser. A, FSA, 5.7s, 8/15/16                    Aaa             1,036,250
            680,000 Minneapolis, Single Family Rev. Bonds (Phase V), FNMA
                    Coll. & GNMA Coll., 6 1/4s, 4/1/22                                    Aaa               702,100
          1,675,000 Minneapolis, Tax Increment G.O. Bonds, Ser. E, 5s, 3/1/26             AAA             1,641,500
          1,705,000 Minneapolis, Cmnty. Dev. Agcy. Rev. Bonds, Ser. G-3,
                    5.45s, 12/1/31                                                        A-              1,702,869
          2,715,000 Minnetonka, Rev. Bonds (Indpt. School Dist. No. 276),
                    Ser. B, 5 3/4s, 2/1/22                                                Aa1             2,816,813
                    MN Agricultural & Econ. Dev. Agricultural & Econ.
                    Dev. Board Rev. Bonds
            750,000 (Small Bus. Dev. Loan Program), Ser. B-Lot, 7s, 8/1/16                BBB-/P            760,313
          1,500,000 (Evangelical Lutheran Project), 6 5/8s, 8/1/25                        A3              1,537,500
          3,000,000 (Fairview Hosp.), Ser. A, MBIA, 5 1/2s, 11/15/17                      Aaa             3,131,250
          1,400,000 (Benedictine Health), MBIA, 5 1/4s, 2/15/14                           Aaa             1,473,500
          1,000,000 (Benedictine Health), Ser. A, MBIA, 5s, 2/15/23                       Aaa               980,000
          1,000,000 MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds, FSA,
                    5 3/8s, 1/1/14                                                        Aaa             1,062,500
          1,035,000 MN Pub. Fac. Auth. Rev. Bonds (Closed Lane Pool),
                    5s, 3/1/10                                                            Aa2             1,106,156
          1,000,000 MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds,
                    Ser. A, 5 1/4s, 3/1/17                                                Aaa             1,035,000
          3,000,000 MN State Duluth Arpt. Tax Increment G.O. Bonds,
                    Ser. 95A, 6 1/4s, 8/1/14                                              Aaa             3,240,000
                    MN State G.O. Bonds
          2,500,000 5s, 11/1/19                                                           Aaa             2,518,750
          2,500,000 5s, 10/1/15                                                           Aaa             2,581,250
                    MN State Higher Ed. Fac. Auth. Rev. Bonds
            580,000 (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                               A2                584,350
          1,000,000 (St. James Place), Ser. 4-L, 5.35s, 10/1/17                           A3              1,023,750
            500,000 (St. John's U.), Ser. 5-I, 5 1/4s, 10/1/26                            A3                494,375
          1,100,000 MN State Higher Ed. Fac. Auth. VRDN
                    (St. Olaf College), 1 1/2s, 10/1/32                                   VMIG1           1,100,000
          4,205,000 MN State Hsg. Fin. Agcy. Rev. Bonds, FRB, 11.48s, 1/1/24
                    (acquired 4/14/00, cost $4,421,558) (RES)                             AA              4,404,986
                    MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
            205,000 Ser. B-1, 6 3/4s, 1/1/26                                              Aa1               209,869
            425,000 Ser. Q, 6.7s, 1/1/17                                                  Aa1               441,469
          1,000,000 Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                    (Healthcare Fac.), Ser. A, 5 3/4s, 12/1/19                            BBB/P             936,250
          1,250,000 Mounds View G.O. Bonds (Indpt. School Dist. No 621),
                    5 3/8s, 2/1/20                                                        Aa1             1,289,063
          1,500,000 New Hope, Hsg.& Hlth. Rev. Bonds (Minnesota
                    Masonic Home North Ridge), 5 7/8s, 3/1/29                             BB-/P           1,359,375
                    North St. Paul Maplewood G.O. Bonds (Indpt. School
                    Dist. No. 622), Ser. A, MBIA
          2,000,000 7.1s, 2/1/19                                                          Aaa             2,220,000
          3,000,000 6 7/8s, 2/1/15                                                        Aaa             3,315,000
          1,000,000 Northfield Rev. Bonds, Ser. C, 6s, 11/1/31                            BBB-              972,500
          1,000,000 Northfield College Fac. Rev. Bonds (St. Olaf College),
                    6.4s, 10/1/21                                                         A2              1,028,720
                    Northfield, Healthcare Fac. Rev. Bonds
                    (Retirement Ctr.), Ser. A
          1,230,000 6s, 5/1/28                                                            BB/P            1,088,550
            690,000 5 3/4s, 5/1/16                                                        BB/P              624,450
          1,125,000 Olmsted Cnty., Healthcare Fac. Rev. Bonds
                    (Olmsted Med. Ctr.), 5.55s, 7/1/19                                    BB+/P           1,015,313
          2,000,000 Osseo, G.O. Bonds (Indpt. School Dist. No. 279),
                    Ser. A, 5 1/4s, 2/1/21                                                Aa1             2,035,000
          1,220,000 Pequot Lakes, G.O. Bonds (Indpt. School Dist. No. 186).
                    FGIC, 5s, 2/1/12                                                      Aaa             1,296,250
          1,160,000 Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                      Aaa             1,197,700
          1,150,000 Ramsey Cnty., Redev. Auth. Rev. Bonds
                    (Hanover Townhouses), 6s, 7/1/31                                      Aa3             1,158,625
                    Robbinsdale, G.O. Bonds (Indpt. School Dist. No. 281)
          2,000,000 5 5/8s, 2/1/21                                                        Aa1             2,077,500
          1,500,000 MBIA, 5s, 2/1/14                                                      Aaa             1,546,875
          3,800,000 (Olmsted Med. Group), 7 1/2s, 7/1/19                                  AAA/P           4,241,750
          3,000,000 (Mayo Foundation), Ser. E, 6 1/4s, 11/15/12                           AA              3,092,310
          1,500,000 Rochester, Elec. Util. Rev. Bonds, 5 1/4s, 12/1/30                    Aa3             1,490,625
          2,000,000 Rochester, G.O. Bonds (Indpt. School Dist. No. 535),
                    Ser. A, 5 1/4s, 2/1/15                                                Aa1             2,152,500
          3,300,000 Rochester, Healthcare Fac. IFB (Mayo Foundation),
                    Ser. H, 10.247s, 11/15/15                                             AA              3,487,407
          2,000,000 Roseville, G.O. Bonds (Indpt. School Dist. No. 623),
                    Ser. A, FSA, 5s, 2/1/25                                               Aaa             1,955,000
          2,500,000 Sartell Poll. Control Rev. Bonds (Champion Intl.),
                    6.95s, 10/1/12                                                        Baa2            2,578,050
          2,540,000 Sauk Rapids, G.O. Bonds (Indpt. School Dist. No. 47),
                    Ser. B, FSA, zero %, 2/1/11                                           Aaa             1,730,375
          2,495,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville), Ser. A-9,
                    FSA, 7.1s, 1/1/30                                                     Aaa             2,641,581
                    Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000 Ser. B, 5s, 1/1/13                                                    A+              1,261,700
          6,000,000 MBIA, zero %, 1/1/20                                                  Aaa             2,407,500
          1,500,000 St. Cloud, Healthcare Rev. Bonds (St. Cloud Hosp.
                    Oblig. Group), Ser. A, FSA, 6 1/4s, 5/1/17                            Aaa             1,665,000
          1,310,000 St. Michael, G.O. Bonds (Indpt. School Dist. No. 885),
                    FSA, 5s, 2/1/16                                                       Aaa             1,342,750
          2,475,000 St. Paul, COP (Indp. School Dist. No. 423), Ser. C,
                    5 1/4s, 2/1/16                                                        AA              2,521,406
                    St. Paul, Hsg. & Hosp. Redev. Auth. Rev.
                    Bonds (Healtheast)
            970,000 Ser. A, 6 5/8s, 11/1/17                                               Ba2               817,225
          1,000,000 Ser. B, 5.85s, 11/1/17                                                Ba2               776,250
            500,000 Ser. A, 5.7s, 11/1/15                                                 Ba2               392,500
          1,500,000 St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                    (Regions Hosp.), 5.3s, 5/15/28                                        BBB+            1,376,250
                    U. of MN Rev. Bonds, Ser. A
          1,000,000 5 3/4s, 7/1/18                                                        Aa2             1,128,750
          2,160,000 5 3/4s, 7/1/17                                                        Aa2             2,443,500
          1,000,000 5 1/2s, 7/1/21                                                        Aa2             1,076,250
          1,000,000 5 1/2s, 7/1/08                                                        Aa2             1,111,250
            565,000 Western MN Muni. Pwr. Agncy. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 1/1/16                                                 Aaa               598,900
                                                                                                      -------------
                                                                                                        144,671,428

Nevada (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P             975,000

Puerto Rico (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
                    MBIA, 5 1/2s, 7/1/15                                                  Aaa             1,110,000

South Dakota (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Mounds View Rev. Bonds (Indpt. School Dist. No. 621),
                    Ser. A, 5 1/4s, 2/1/15                                                Aa1             1,050,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $145,751,659) (b)                                         $ 149,061,741
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $152,314,469.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $145,751,659, resulting in gross unrealized appreciation and depreciation of $5,416,767 and $2,106,685, respectively, or net unrealized appreciation of $3,310,082.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $4,404,986 or 2.9% of net assets.

      The rates shown on FRB's and VRDN's are the current interest rates at May 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2002.

      The fund had the following industry group concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

            Health care         21.7%

      The fund had the following insurance concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

            MBIA                12.6%
            FSA                 11.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$145,751,659) (Note 1)                                                         $149,061,741
-------------------------------------------------------------------------------------------
Cash                                                                              1,644,408
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,439,069
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               17,948
-------------------------------------------------------------------------------------------
Total assets                                                                    153,163,166

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               311,033
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          228,348
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        191,367
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,636
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       16,126
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,365
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               68,536
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               14,286
-------------------------------------------------------------------------------------------
Total liabilities                                                                   848,697
-------------------------------------------------------------------------------------------
Net assets                                                                     $152,314,469

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $153,078,264
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (22,715)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,051,162)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,310,082
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $152,314,469

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($105,533,333 divided by 11,938,890 shares)                                           $8.84
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.84)*                                $9.28
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,366,914 divided by 5,146,445 shares)+                                            $8.82
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,414,222 divided by 160,006 shares)                                                $8.84
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.84)**                               $9.14
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2002
Interest income:                                                                 $8,725,574
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    749,001
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      169,859
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   11,299
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,150
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               199,667
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               406,120
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                10,574
-------------------------------------------------------------------------------------------
Other                                                                                87,152
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,641,822
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (37,689)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,604,133
-------------------------------------------------------------------------------------------
Net investment income                                                             7,121,441
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    255,328
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      27,009
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                   1,496,137
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,778,474
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,899,915
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  7,121,441          $  6,958,916
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   282,337              (537,681)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,496,137             7,171,459
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,899,915            13,592,694
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income
   Class A                                                             (4,918,064)           (4,728,916)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,033,707)           (2,100,076)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (96,675)             (125,618)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       6,457,882             3,065,312
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            8,309,351             9,703,396

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     144,005,118           134,301,722
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $22,715 and $78,837, respectively)                         $152,314,469          $144,005,118
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.73        $8.31        $9.05        $9.19        $8.95
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .44          .45          .44(c)       .45(c)       .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10          .42         (.74)        (.14)         .24
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .54          .87         (.30)         .31          .69
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.45)        (.44)        (.45)        (.45)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.45)        (.44)        (.45)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.73        $8.31        $9.05        $9.19
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.36        10.61        (3.30)        3.38         7.90
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $105,533      $94,147      $86,868     $102,869     $100,806
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .88          .88          .89(c)       .92(c)      1.01
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.97         5.17         5.15(c)      4.81(c)      4.89
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.16        25.76        12.09        12.79        10.67
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended May
    31, 2000 and May 31, 1999, reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets for class A shares.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.70        $8.29        $9.02        $9.16        $8.92
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .38          .39          .38(c)       .38(c)       .39
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .41         (.73)        (.13)         .24
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .50          .80         (.35)         .25          .63
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.39)        (.38)        (.39)        (.39)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.39)        (.38)        (.39)        (.39)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.70        $8.29        $9.02        $9.16
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.80         9.78        (3.84)        2.70         7.20
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,367      $47,678      $45,249      $51,360      $44,100
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.53         1.53         1.54(c)      1.57(c)      1.66
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.32         4.52         4.50(c)      4.16(c)      4.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.16        25.76        12.09        12.79        10.67
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended May
    31, 2000 and May 31, 1999, reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets for class B shares.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.72        $8.31        $9.04        $9.19        $8.94
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .41          .42          .42(c)       .41(c)       .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .12          .41         (.73)        (.14)         .26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .53          .83         (.31)         .27          .68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.42)        (.42)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.42)        (.42)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.72        $8.31        $9.04        $9.19
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.16        10.15        (3.49)        2.96         7.70
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,414       $2,180       $2,185       $1,613       $1,492
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.18         1.18         1.19(c)      1.22(c)      1.31
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.67         4.88         4.87(c)      4.51(c)      4.64
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.16        25.76        12.09        12.79        10.67
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended May
    31, 2000 and May 31, 1999, reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets for class M shares.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $3,638,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  533,000    May 31, 2003
       832,000    May 31, 2004
       164,000    May 31, 2006
     1,614,000    May 31, 2008
       170,000    May 31, 2009
       325,000    May 31, 2010

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2002, the fund reclassified $16,873 to increase distributions in excess of net investment income and $19,870 to increase paid-in-capital, with an increase to accumulated net realized losses of $2,997. The calculation of net investment income per share in the financial highlights table excludes these adjustments. As of May 31, 2002, the undistributed tax exempt income and common ordinary income on a tax basis was $261,470 and $12,421, respectively.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2002, the fund's expenses were reduced by $37,689 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $546 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $21,805 and $55 for the sale of class A and class M shares, respectively, and $55,016 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received $665 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $22,097,110 and $17,587,233, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,950,242        $ 17,140,941
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               394,078           3,579,690
---------------------------------------------------------------------------
                                             2,344,320          20,720,631

Shares repurchased                          (1,193,764)        (10,539,605)
---------------------------------------------------------------------------
Net increase                                 1,150,556        $ 10,181,026
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,612,691        $ 14,060,839
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               391,966           3,394,826
---------------------------------------------------------------------------
                                             2,004,657          17,455,665

Shares repurchased                          (1,664,671)        (14,462,383)
---------------------------------------------------------------------------
Net increase                                   339,986        $  2,993,282
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    805,060        $  7,091,794
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               166,362           1,464,705
---------------------------------------------------------------------------
                                               971,422           8,556,499

Shares repurchased                          (1,304,499)        (11,488,662)
---------------------------------------------------------------------------
Net decrease                                  (333,077)       $ (2,932,163)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    650,836         $ 5,638,091
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               174,581           1,507,558
---------------------------------------------------------------------------
                                               825,417           7,145,649

Shares repurchased                            (804,424)         (6,935,593)
---------------------------------------------------------------------------
Net increase                                    20,993         $   210,056
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      4,905           $  43,248
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,901              87,393
---------------------------------------------------------------------------
                                                14,806             130,641

Shares repurchased                            (104,666)           (921,622)
---------------------------------------------------------------------------
Net decrease                                   (89,860)          $(790,981)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    124,919         $ 1,057,505
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,130             113,470
---------------------------------------------------------------------------
                                               138,049           1,170,975

Shares repurchased                            (151,087)         (1,309,001)
---------------------------------------------------------------------------
Net decrease                                   (13,038)        $  (138,026)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the revised AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities. Prior to June 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Trustee
                                                                 Emeritus of Washington & Lee
                                                                 University. Prior to October 1997,
                                                                 January 1998, and May 2001, Mr.
                                                                 Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
  the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
  President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
  since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
  Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a
  Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of
(8/21/55),                                                       Putnam Investments, LLC and Putnam
Vice President                                                   Management. Prior to July 1998,
                                                                 Managing Director, Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN049-79319  847/238/129  7/02